Exhibit 99.2
Second Quarter 2022 Results August 4, 2022 Exhibit 99.2

Cautionary Statements

Forward-Looking Statements: This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like "will," "may," "could," "should," "would," "believe," "estimate," "expect," "anticipate," "plan," "forecast," "potential," "intend," "continue," "project," or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: statements about Royal Gold's strategic objectives and investment criteria; the benefits of the acquisition of the Cortez Royalty (the "Cortez Acquisition") and the proposed acquisition (the "GBR Acquisition") of Great Bear Royalties Corporation ("GBR"), including the potential for resource growth and long-life production, commodity focus, and counterparty strength; the near-term revenue provided by the Cortez Acquisition; timing of the payment of the GBR Royalty and the Cortez Royalty; expected annual gold production from the Cortez Royalty; contribution of the Fourmile development project to the NGM joint venture; and operators' expected operating and financial performance, including production, deliveries, mine plans, mineral resources and reserves, development, construction, and liquidity.

Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation, a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of operators, including inaccuracies in the operator's disclosures, variations between actual and forecasted performance, the operator's ability to complete projects on schedule and as planned, the operator's changes to mine plans and reserves and resources, the operator's liquidity needs, mining hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our royalty agreement, or operational disruptions due to public health crises; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; changes in laws or regulations; changes in management and key employees; the ability to obtain, or delays in obtaining, stockholder and court approval of the GBR Acquisition; the risk that an event, change or other circumstance could give rise to the termination of the arrangement agreement with GBR; the risk that a condition to closing of the GBR Acquisition may not be satisfied; the risk that any announcement relating to an acquisition could have adverse effects on the market price of Royal Gold's common stock; the risk of litigation related to acquisitions; the diversion of management time from ongoing business operations due to acquisition-related issues; the volatility in the commodity price for gold; and other factors described in our reports filed with the Securities and Exchange Commission, including our Transition Report on Form 10-K for the period ended December 31, 2021. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward looking statements.

Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted.

ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022

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3 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 Today’s Speakers Mark Isto Executive VP and COO Royal Gold Corp. Dan Breeze VP, Corporate Development RGLD Gold AG Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer

4 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 Q2 2022 Overview • Highlights • Revenue of $146.4M • Cash flow from operations of $120.2M • Net income of $71.1M, or $1.08/share • $0.81/share after adjustments 1 • Adjusted EBITDA margin of 78% 1 • $23.0M dividends paid • Debt free with $280.6M of cash and ~$1.3B total available liquidity • Notable recent developments • Announced agreement to acquire Great Bear Royalties Corp. for royalty exposure to the Great Bear Project in Ontario • Acquired additional royalty on the Cortez Complex in Nevada

5 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 ✓ People • Kinross is a reputable and top tier operator with deep technical resources and a strong financial position • Royal Gold and Kinross have formed a good working relationship at the Manh Choh Project in Alaska, and we respect Kinross’ approach to sustainable development ✓ Place • The Great Bear Project is located 25 km from Red Lake, Ontario, a regional center with an established mining history • Skilled labor, power and transportation infrastructure are proximal • Ontario, Canada is one of the best global jurisdictions for mining projects ✓ Project • The Great Bear Project is an emerging world - class gold project with potential for significant resource growth and long - life production • The project area is 9,140 hectares, identified resources are open at depth and along strike, and other exploration targets remain to be tested • Kinross envisions a large, long - life mining complex starting with a high - grade open pit followed by a sizeable underground mine with potential for further underground operations • 2.0% NSR Royalty is LOM and has no stepdowns or caps 1 Great Bear Royalties Acquisition Meets Royal Gold’s Investment Criteria The Great Bear Royalty is a unique opportunity to add an emerging world - class project to the Royal Gold portfolio 1. IRC has agreed to provide Kinross the option to purchase a 25% interest in the Royalty (0.5% of the 2.0% royalty rate) for an amount equal to 25% of IRC’s purchase price of GBR, adjusted for inflation, from the transaction closing date until the earlier of a construction decision and 10 y ear s after the transaction closing date

6 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 Great Bear Royalty adds Long - Term Duration, Scale, Optionality 2.0% 1 Net Smelter Return royalty: • Life of mine without stepdowns or caps (except for Kinross option 1 ) • Covers entirety of 9,140 ha Great Bear Project land package • Will be payable quarterly on all metals with standard applicable deductions 1. Kinross holds the option to purchase a 25% interest in the Royalty (0.5% of the 2.0% royalty rate) for an amount equal to 25% of IRC’s purchase price of GBR, adjusted for inflation, from the transaction closing date until the earlier of a construction decision or 10 years after the transaction closing date NSR royalty provides straightforward life of mine exposure to the entire Great Bear Project Source: Kinross

7 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 ✓ People • Nevada Gold Mines LLC (“NGM”) is a joint venture between Barrick Gold Corporation (“Barrick”) (61.5% ownership and operator) and Newmont Corporation (“Newmont”) (38.5% ownership) • NGM is a well - established and highly competent operator and the partners have long histories of operating best - in - class mines and projects in Nevada ✓ Place • Located 100 km southwest of Elko, Nevada • Nevada is a prolific gold mining jurisdiction and was third in the Fraser Institute’s ranking of top global mining jurisdictions in 2021 ✓ Project • The Royalty area covers world - class operations and projects: • The approximate 300 square mile area covers the Cortez Complex, which includes the Crossroads, Pipeline and Cortez Hills operating mines, the Goldrush and Fourmile 1 development projects, and several other exploration targets in the Cortez district; excluding the existing deposits within the Robertson property 2 • Gold production from the Royalty area is expected to be ~1.1Moz/year for 2023 - 2030 • Gold reserves of 14.0M oz, resource base 3 of 24.8M oz and significant additional exploration potential at targets identified within the Royalty area • Low cost position with a first quartile total cash cost ranking 4 Cortez Royalty Acquisition Meets Royal Gold’s Investment Criteria The Cortez Royalty is a world - class royalty interest covering a world - class gold mining complex 1. The Fourmile project is currently 100% owned and operated by Barrick and is not included in the NGM joint venture; it may be co ntributed if certain criteria are met in the future 2. Production from the existing Robertson deposits is not attributable to the Royalty based on initial interpretation of claims dat a 3. Resource base is inclusive of reserves and includes 17.4M oz of Measured and Indicated Resources and 7.5M oz of Inferred Resources; as of Dec. 31, 2021 4. 2023 per S&P estimates

Cortez Complex Royalty Overview

Gross royalty provides life of mine exposure to a large, established and prospective mining complex



Cortez JV AOI
Cortez operational area
Mineralized areas (approximate)
CRESCENT VALLEY
Robertson
SHOSHONE RANGE
Pipeline
Crossroads
Cortez Pits
Fourmile
Cortez
Hills
Goldrush
N
0
5
10
Miles

1.2%[1] gross royalty:

- Life of mine without stepdowns or caps
- Royalty covers areas within the Cortez JV AOI and includes:
  - Operating mines: Crossroads, Pipeline and Cortez Hills
  - Development projects: Goldrush and Fourmile[2]
  - Additional exploration targets: within and outside of the Cortez, Fourmile and Goldrush operating areas
- Deductions include Royal Gold's existing royalties on parts of Crossroads, Pipeline and Goldrush

1. Sliding scale gross royalty: 0% at gold prices less than $400/oz to 3% at gold prices greater than $900/oz on 40% of the production from the undivided Cortez Complex, excluding Robertson*; this is an effective 1.2% royalty rate at gold prices above $900/oz
2. The Fourmile project is currently 100% owned and operated by Barrick and is not included in the NGM joint venture; it may be contributed if certain criteria are met in the future

* Production from the existing Robertson deposits is not attributable to the Royalty based on initial interpretation of claims data



ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022

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Further Exploration Potential Exists within the Cortez Complex

Excellent potential within Royalty area for new discoveries in both near-mine and regional settings

- Near mine targets include:
  - Strike extensions of Goldrush and Fourmile
  - Depth potential of repeating stratigraphy
- District scale targets identified by NGM include:
  - North of Mill Canyon Stock
  - Goldrush East
  - Pipeline to Robertson corridor
  - Horse Canyon Footwall
  - South Fox

Section A-A'



Pipeline
Crossroads
Cortez Pits
Cortez Hills
Fourmile
Goldrush

Section B-B'



Pipeline
Robertson
Tenabo stock
favorable host rocks

Source: NGM Investor Day, May 2021



Cortez JV AOI
Select NGM exploration targets [1]
Mineralized areas (approximate)
CRESCENT VALLEY
SHOSHONE RANGE
B'
Robertson
Pipeline
A
Crossroads
Cortez Pits
Pipeline to Robertson
B
North of Mill Canyon Stock
Fourmile Extension
South Fox
Fourmile
Cortez Hills
Horse Canyon Footwall
A'
Goldrush East
Goldrush
N
0
5
10
Miles

[1] *Adapted from NGM Investor Day presentation (May 2021) and Technical Report on the Cortez Complex (March 2022)*



ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022

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10 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 72% 28% Q2 2022 Revenue GEOs 2 of 78,300 and revenue of $146.4 million $146.4M Royalty Segment $41.6M Stream Segment $104.9M - 22% YoY Lower contribution from Cortez, Peñasquito, Voisey’s Bay - 8% YoY Initial contribution from Khoemac a u and NX Gold Lower contribution from Pueblo Viejo and Andacollo

11 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 Q2 2022 Financial Results * Volume change calculated using average realized metal prices for the quarter ended June 30, 2021. ** Royal Gold changed to a December 31 fiscal year end from a June 30 fiscal year end effective December 30, 2021. The prior year quarter shown for comparison ended June 30, 2021. AVERAGE REALIZED METAL PRICES $1,816 $1,871 June Q'21** Q2'22 Gold $26.69 $22.60 June Q'21** Q2'22 Silver $4.40 $4.31 June Q'21** Q2'22 Copper +3% - 2% - 15% TOTAL REVENUE June Q'21** Q2 2022 COMMODITY PRICE +1% VOLUMES * - 14% - 13% Gold Silver Copper Others GOLD 71% Q2 2022 REVENUE BY METAL $146.4M $168.0M 14% 11% SILVER COPPER

12 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 June 30, 2022 Liquidity • ~$1.3B of liquidity available at June 30, 2022 • $0M debt drawn as of June 30, 2022 • $500M drawn on revolving credit facility July 25, 2022 • ~$260M cash and $500M revolver capacity available after funding Cortez Complex royalty acquisition on August 1, 2022 • Outstanding near - term commitments: • $155M (C$199.5M) for the acquisition of Great Bear Royalties Corp., subject to the receipt of necessary approvals, expected in Q3 2022 • $6.8M potential exploration and resource payments for NX Gold Stream through end of 2024 June 30, 2022 Amount (US$ M) Undrawn revolving credit facility 1,000 Working capital 276 Total available liquidity $1,276

13 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 Recent Transactions Enhance Royal Gold Portfolio • Since June 30, 2021, Royal Gold has committed a total of approximately $1 billion towards gold - focused investments without raising equity • Funding these transactions with cash provides shareholders with full exposure to a growing suite of high quality and long duration assets in low - risk jurisdictions Long Mine Lives Low - risk Jurisdictions Long Term Prod. & Resource Growth Potential Near Term Revenue Contribution Counterparty Strength Commodity Focus Attributes of Recent Acquisitions Enhance Royal Gold Portfolio NX Gold Red Chris Cortez Gold 20+ year average USA Canada Brazil Red Chris Cortez Great Bear* Our strategic objective is to add high quality precious metals assets with significant growth potential that further strengthen and diversify the Royal Gold portfolio NX Gold Côté * Transaction expected to close in Q3 or Q4 2022 Ero Copper Iamgold Newcrest NGM/Barrick Kinross

14 ROYAL GOLD, INC. | Q2 2022 RESULTS | AUGUST 4, 2022 Endnotes 1. Adjusted net income, adjusted net income per share and adjusted EBITDA margin are non - GAAP financial measures. See Schedule A t o the accompanying press release dated August 3, 2022, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period ..

Tel. 303.573.1660 investorrelations@royalgold.com www.royalgold.com